Exhibit 10.10

                  SCHEDULE TO DIRECTOR'S STOCK OPTION AGREEMENT
                                 April 13, 1999

In addition to the Director's Stock Option Agreement dated April 13, 1999, between the Company and Delbert Steiner, the Company on the same date granted options to purchase Common shares in the capital stock of the Company on identical terms to the option granted to Mr. Steiner to the following individuals in the following amounts:

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                                Name of Optionee                     No. of Shares
                   ------------------------------------------- ---------------------------
                   Theodore Tomasovich                                   50,000
                   ------------------------------------------- ---------------------------
                   ------------------------------------------- ---------------------------
                   Robert Young                                          50,000
                   ------------------------------------------- ---------------------------
                   ------------------------------------------- ---------------------------
                   Jag Vyas                                              50,000
                   ------------------------------------------- ---------------------------
